                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2003
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                             THE QUIGLEY CORPORATION
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             (Exact name of registrant as specified in its charter)

        Nevada                           01-21617            23-2577138
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(State or other jurisdiction             (Commission         (IRS Employer
of incorporation)                        File Number)        Identification No.)

   Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901
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                     Address of principal executive offices

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
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         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 2

Item 12.    Disclosure of Results of Operations and Financial Conditions.
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            On October 28, 2003, The Quigley  Corporation  announced its results for the quarter ended  September 30, 2003. The full text of the press release is attached hereto as Exhibit 99.1.

Exhibits

99.1        Third Quarter Preliminary Unaudited Earnings Release.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2003                   THE QUIGLEY CORPORATION

                                           By: /s/ Guy J. Quigley
                                               ----------------------
                                               Name:  Guy J. Quigley
                                               Title: President and
                                               Chief Executive Officer

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